Please file this Prospectus Supplement with your records.


                   STRONG HERITAGE MONEY FUND
               STRONG MUNICIPAL MONEY MARKET FUND
                 STRONG MUNICIPAL ADVANTAGE FUND
                      STRONG ADVANTAGE FUND

         Supplement to the Prospectus dated May 1, 1996


STRONG ADVANTAGE FUND


Effective immediately, Mr. Lyle J. Fitterer joins Mr. Jeffrey A. Koch as a co-manager of the Strong Advantage Fund. Mr. Fitterer joined Strong Capital Management, Inc. (the "Advisor") in 1989 after receiving his bachelor's degree in accounting from the University of North Dakota. Previously, he served the Advisor as a fixed income research analyst and trader. Mr. Fitterer has also served as a trader for the Advisor's equity products and as manager of the Strong Funds' fixed income accounting department. He is a Certified Public Accountant.

       This Prospectus Supplement is dated March 1, 1997.